                                                                  EXHIBIT 24.1

                          DIRECTOR'S POWER OF ATTORNEY
                                (1999 Form 10-K)


         The undersigned director of Advantage Learning Systems, Inc. designates each of Michael H. Baum and Steven A. Schmidt, with the power of substitution, as her true and lawful attorney-in-fact for the purpose of: (i) executing in her name and on her behalf Advantage Learning Systems, Inc.'s Form 10-K for the fiscal year ended December 31, 1999 and any related amendments and/or supplements; (ii) generally doing all things in her name and on her behalf in her capacity as a director to enable Advantage Learning Systems, Inc. to comply with the provisions of the Securities Act of 1934, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming her signature as it may be signed by the attorney-in-fact to the Form 10-K and any related amendments and/or supplements.

         Dated this 15th day of February, 2000.



                                 /s/  Judith A. Paul
                                 ------------------------------------
                                 Judith A. Paul

                          DIRECTOR'S POWER OF ATTORNEY
                                (1999 Form 10-K)


         The undersigned director of Advantage Learning Systems, Inc. designates each of Michael H. Baum and Steven A. Schmidt, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Advantage Learning Systems, Inc.'s Form 10-K for the fiscal year ended December 31, 1999 and any related amendments and/or supplements; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Advantage Learning Systems, Inc. to comply with the provisions of the Securities Act of 1934, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form 10-K and any related amendments and/or supplements.

         Dated this 15th day of February, 2000.



                                /s/  Terrance D. Paul
                                -------------------------------------
                                Terrance D. Paul

                          DIRECTOR'S POWER OF ATTORNEY
                                (1999 Form 10-K)


         The undersigned director of Advantage Learning Systems, Inc. designates each of Michael H. Baum and Steven A. Schmidt, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Advantage Learning Systems, Inc.'s Form 10-K for the fiscal year ended December 31, 1999 and any related amendments and/or supplements; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Advantage Learning Systems, Inc. to comply with the provisions of the Securities Act of 1934, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form 10-K and any related amendments and/or supplements.

         Dated this 15th day of February, 2000.



                                 /s/  Michael M. Baum
                                 ------------------------------------
                                 Michael H. Baum

                          DIRECTOR'S POWER OF ATTORNEY
                                (1999 Form 10-K)


         The undersigned director of Advantage Learning Systems, Inc. designates each of Michael H. Baum and Steven A. Schmidt, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Advantage Learning Systems, Inc.'s Form 10-K for the fiscal year ended December 31, 1999 and any related amendments and/or supplements; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Advantage Learning Systems, Inc. to comply with the provisions of the Securities Act of 1934, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form 10-K and any related amendments and/or supplements.

         Dated this 15th day of February, 2000.



                                 /s/  John R. Hickey
                                 ------------------------------------
                                 John R. Hickey

                          DIRECTOR'S POWER OF ATTORNEY
                                (1999 Form 10-K)


         The undersigned director of Advantage Learning Systems, Inc. designates each of Michael H. Baum and Steven A. Schmidt, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Advantage Learning Systems, Inc.'s Form 10-K for the fiscal year ended December 31, 1999 and any related amendments and/or supplements; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Advantage Learning Systems, Inc. to comply with the provisions of the Securities Act of 1934, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form 10-K and any related amendments and/or supplements.

         Dated this 15th day of February, 2000.



                                /s/  Timothy P. Welch
                                -------------------------------------
                                Timothy P. Welch

                          DIRECTOR'S POWER OF ATTORNEY
                                (1999 Form 10-K)


         The undersigned director of Advantage Learning Systems, Inc. designates each of Michael H. Baum and Steven A. Schmidt, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Advantage Learning Systems, Inc.'s Form 10-K for the fiscal year ended December 31, 1999 and any related amendments and/or supplements; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Advantage Learning Systems, Inc. to comply with the provisions of the Securities Act of 1934, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form 10-K and any related amendments and/or supplements.

         Dated this 15th day of February, 2000.



                                 /s/  Perry S. Akins
                                 ------------------------------------
                                 Perry S. Akins

                          DIRECTOR'S POWER OF ATTORNEY
                                (1999 Form 10-K)


         The undersigned director of Advantage Learning Systems, Inc. designates each of Michael H. Baum and Steven A. Schmidt, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Advantage Learning Systems, Inc.'s Form 10-K for the fiscal year ended December 31, 1999 and any related amendments and/or supplements; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Advantage Learning Systems, Inc. to comply with the provisions of the Securities Act of 1934, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form 10-K and any related amendments and/or supplements.

         Dated this 15th day of February, 2000.



                                /s/  John H. Grunewald
                                -------------------------------------
                                John H. Grunewald